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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                          Wabash National Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          WABASH NATIONAL CORPORATION
                           1000 SAGAMORE PARKWAY SOUTH
                            LAFAYETTE, INDIANA 47905


                          SUPPLEMENT TO PROXY STATEMENT

                  ANNUAL MEETING OF STOCKHOLDERS--MAY 12, 2005

         This Supplement No. 1 to the Proxy Statement is furnished on or about April 29, 2005 to stockholders of Wabash National Corporation (the "Corporation"), in connection with the solicitation by the Board of Directors of the Corporation of proxies to be voted at the Annual Meeting of Stockholders to be held at the Holiday Inn, 515 South Street, Lafayette, Indiana, 47901 on Thursday, May 12, 2005, at 10:00 a.m., and at any adjournments or postponements of the Annual Meeting.

         The information in this Supplement should be read in conjunction with the Proxy Statement.

         The table and footnotes appearing in the proxy statement under the heading "Summary Compensation Table" beginning on page 10 of the Proxy Statement should be replaced in their entirety with the following information to reflect corrected disclosure in the table and footnotes.

SUMMARY COMPENSATION TABLE


                                       ANNUAL COMPENSATION             LONG - TERM COMPENSATION AWARDS
                               -----------------------------------------------------------------------------------------------
                                                                       RESTRICTED         SECURITIES
                                                                         STOCK           UNDERLYING          ALL OTHER
                                           SALARY      BONUS           AWARDS(2)           OPTIONS     COMPENSATION(3)(4)(5)
   NAME AND PRINCIPAL             YEAR       ($)         ($)               ($)               (#)                ($)
   POSITION(1)
  ----------------------------------------------------------------------------------------------------------------------------
  William P. Greubel...........   2004   $  633,333  $  437,760         $  375,230          23,600            $  87,195
     President and Chief          2003   $  600,000  $  528,300         $        0         175,000            $ 182,558
     Executive Officer            2002   $  393,461  $  200,000         $  262,500         250,000            $  53,724

  Richard J. Giromini..........   2004   $  383,676  $  219,451         $  143,400           9,900            $  60,872
     Executive Vice President -   2003   $  330,305  $  242,361         $        0          70,000            $  96,914
     Chief Operating Officer      2002   $  150,208  $  235,264         $   70,000         125,000            $  27,870

  Rodney P. Ehrlich............   2004   $  261,275  $  134,467         $   71,700           4,800            $  21,387
     Senior Vice President -      2003   $  251,275  $  143,126         $        0          20,000            $  10,337
     Chief Technology Officer     2002   $  251,275  $        0         $        0               0            $   9,588

  Brent A. Larson..............   2004   $  239,500  $  133,127         $   71,700           5,000            $     508
     Sr. Vice President -         2003   $  210,000  $  119,616                  0          33,000            $  17,562
     Sales & Marketing            2002   $  200,000  $   49,612         $   40,875          25,000            $     270

  Timothy J. Monahan...........   2004   $  210,000  $  113,633         $   62,140           4,200            $  44,418
     Senior Vice President -      2003   $   44,558  $   80,000         $        0          10,000            $   4,865
     Human Resources              2002   $        0  $        0         $        0               0            $       0

  Robert J. Smith..............   2004   $  188,493  $  115,425         $   59,750           3,600            $  21,629
     Senior Vice President -      2003   $  134,041  $   84,261         $        0               0            $   7,387
     Chief Financial Officer      2002   $        0  $        0         $        0               0            $       0




     (1) Mr. Greubel became the Corporation's Chief Executive Officer on May 6, 2002. Mr. Giromini became the Corporation's Chief Operating Officer on July 15, 2002. Mr. Larson became the Corporation's Vice



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         President - Sales on January 1, 2002. Mr. Monahan became the
         Corporation's Senior Vice President - Human Resources on October 26, 2003. Mr. Smith became the Senior Vice President - Chief Financial Officer on October 20, 2004.

     (2) As of December 31, 2004, based on the closing price of the Corporation's common stock on the New York Stock Exchange on that date of $26.93 per share, Mr. Greubel held 60,192 shares of restricted stock with an aggregate value of $1,620,970.56; Mr. Giromini held 19,592 shares of restricted stock with an aggregate value of $527,612.56; Mr. Ehrlich held 3,000 shares of restricted stock with an aggregate value of $80,790; Mr. Larson held 7,875 shares of restricted stock with an aggregate value of $212,073.75; Mr. Monahan held 2,600 shares of restricted common stock with an aggregate value of $70,018; and Mr. Smith held 2,500 shares of restricted common stock with an aggregate value of $67,325.

     (3) For the year ending December 31, 2004, "All Other Compensation" included (i) contributions to the Corporation's 401(k) Plan, consisting of $14,815 in respect of Mr. Greubel, $16,978 in respect of Mr. Giromini, $13,578 in respect of Mr. Ehrlich, $8,200 in respect of Mr. Monahan and $9,763 in respect of Mr. Smith; (ii) contributions under the Corporation's deferred compensation plan consisting of $31,949 in respect of Mr. Greubel, $24,125 in respect of Mr. Giromini, $5,379 in respect of Mr. Ehrlich, $4,545 in respect of Mr. Monahan, and $10,272 in respect of Mr. Smith; (iii) payments by the Corporation with respect to term life insurance for the benefit of the respective officer consisting of $1,518 in respect of each of Messrs. Greubel and Giromini, $2,430 in respect of Mr. Ehrlich, $983 in respect of Mr. Monahan, $1,594 in respect of Mr. Smith, and $508 in respect of Mr. Larson; (iv) payments by the Corporation with respect to the Executive Life Insurance Plan (which provides employees with funds to pay for a universal life insurance policy that is fully owned by the employee) consisting of $38,913 in respect of Mr. Greubel and $18,250 in respect of Mr. Giromini; and (v) reimbursement of relocation expenses consisting of $30,690 in respect of Mr. Monahan.

     (4) For the year ending December 31, 2003, "All Other Compensation" included (i) contributions to the Corporation's 401(k) Plan consisting of $2,000 in respect of Mr. Greubel, $1,625 in respect of Mr. Giromini, $8,000 in respect of Mr. Ehrlich and $6,204 in respect of Mr. Smith;
         (ii) contributions under the Corporation's deferred compensation plan consisting of $21,828 in respect of Mr. Giromini; (iii) payments by the Corporation with respect to term life insurance for the benefit of the respective officer consisting of $1,518 in respect of each of Messrs. Greubel and Giromini, $2,337 in respect of Mr. Ehrlich, $391 in respect of Mr. Larson and $1,183 in respect of Mr. Smith; (iv) payments by the Corporation with respect to the Executive Life Insurance Plan (which provides employees with funds to pay for a universal life insurance policy that is fully owned by the employee) consisting of $39,189 in respect of Mr. Greubel and $18,250 in respect of Mr. Giromini; (v) reimbursement of relocation expenses consisting of $139,852 in respect of Mr. Greubel, $53,693 in respect of Mr. Giromini, $754 in respect of Mr. Larson and $4,865 in respect of Mr. Monahan; and, (vi) tax accounting assistance related to expatriate tax liability consisting of $16,417 in respect of Mr. Larson.

     (5) For the year ending December 31, 2002, "All Other Compensation" included (i) contributions to the Corporation's 401(k) Plan consisting of $6,000 in respect of Messrs. Greubel and Giromini and $8,298 in respect of Mr. Ehrlich; (ii) payments by the Corporation with respect to term life insurance for the benefit of the respective officer consisting of $451 in respect of Mr. Greubel, $208 in respect of Mr. Giromini, $1,290 in respect of Mr. Ehrlich and $270 in respect of Mr. Larson, and; (iii) reimbursement of relocation expenses consisting of $47,273 in respect of Mr. Greubel and $21,662 in respect of Mr. Giromini.



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